Financial instruments	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Financial instruments
27. Financial instruments

Currency derivatives
The Group utilises currency derivatives to hedge significant future transactions and cash flows and the exchange risk arising on translation of the Group’s investments in foreign operations. The Group is a party to a variety of foreign currency derivatives in the management of its exchange rate exposures. The instruments purchased are primarily denominated in the currencies of the Group’s principal markets. The Group designates its foreign currency-denominated debt as hedging instruments against the currency risk associated with the translation of its foreign operations.

The Group also designates certain cross currency swaps as hedging instruments in cash flow hedges to manage its exposure to foreign exchange movements on its borrowings. Contracts due in March 2025 have receipts of
€
500.0 million and payments of £444.1 million.

At 31 December 2019, the fair value of the Group’s currency derivatives is estimated to be a net liability of approximately £21.2 million (2018: net asset of
£8.4 million). These amounts are based on market values of equivalent instruments at the balance sheet date, comprising £nil (2018: £8.4 million) assets included in trade and other receivables and £21.2 million (2018: £nil) liabilities included in trade and other payables. The amounts taken to and deferred in equity during the year for currency derivatives that are designated and effective hedges was a credit of £29.2 million (2018: charge of £17.9 million) for cash flow hedges.

Changes in the fair value relating to the ineffective portion of the currency derivatives amounted to a loss of £nil (2018: £11.1 million) which is included in the revaluation of financial instruments for the year.

At the balance sheet date, the total nominal amount of outstanding forward foreign exchange contracts not designated as hedges was £151.7 million (2018: £296.1 million). The Group estimates the fair value of these contracts to be a net liability of £0.1 million (2018: £1.3 million).

These arrangements are designed to address significant exchange exposure and are renewed on a revolving basis as required.

Interest rate swaps
The Group uses interest rate swaps as hedging instruments in fair value hedges to manage its exposure to interest rate movements on its borrowing. During 2019 the Group terminated contracts that had a nominal value of $812 million which had fixed rate receipts of 4.75% and floating interest payments averaging LIBOR plus 2.34% until November 2021. The Group also terminated contracts in 2019 that had a nominal value of $500 million which had fixed rate receipts of 3.6
3
% and floating interest payments averaging LIBOR plus 1.52% until September 2022.

The fair value of interest rate swaps entered into at 31 December 2019 is estimated to be a net liability of £nil (2018: £14.2 million). These amounts are based on market values of equivalent instruments at the balance sheet date, comprising £nil (2018: £14.2 million) liabilities included in trade and other payables.

Changes in the fair value relating to the ineffective portion of interest rate swaps amounted to a gain of £1.0 million (2018: £0.9 million) which is included in the revaluation of financial instruments for the year. This gain resulted from a £13.3 million loss on hedging instruments and a £14.3 million gain on hedged items.

An analysis of the Group’s financial assets and liabilities by accounting classification is set out below:

	Derivatives in designated hedge relationships	Held at fair value through profit or loss	Held at fair value through other comprehensive income	Amortised cost	Carrying value
	£m	£m		£m	£m
2019
Other investments	–	255.7	242.6	–	498.3
Cash and short-term deposits	–	–	–	2,969.0	2,969.0
Bank overdrafts, bonds and bank loans	–	–	–	(461.3)	(461.3)
Bonds and bank loans	–	–	–	(4,047.3)	(4,047.3)
Trade and other receivables: amounts falling due within one year	–	–	–	7,530.8	7,530.8
Trade and other receivables: amounts falling due after more than one year	–	–	–	59.3	59.3
Trade and other payables: amounts falling due within one year	–	–	–	(10,191.6)	(10,191.6)
Trade and other payables: amounts falling due after more than one year	–	–	–	(2.6)	(2.6)
Derivative assets	–	1.4	–	–	1.4
Derivative liabilities	(21.2)	(1.5)	–	–	(22.7)
Payments due to vendors (earnout agreements) (note 20)	–	(253.8)	–	–	(253.8)
Liabilities in respect of put options	–	(226.8)	–	–	(226.8)
	(21.2)	(225.0)	242.6	(4,143.7)	(4,147.3)

	Derivatives in designated hedge relationships	Held at fair value through profit or loss	Held at fair value through other comprehensive income	Amortised cost	Carrying value
	£m	£m	£m	£m	£m
2018
Other investments	–	319.6	347.1	–	666.7
Cash and short-term deposits	–	–	–	2,643.2	2,643.2
Bank overdrafts, bonds and bank loans	–	–	–	(1,025.1)	(1,025.1)
Bonds and bank loans	–	–	–	(5,634.8)	(5,634.8)
Trade and other receivables: amounts falling due within one year	–	–	–	8,545.6	8,545.6
Trade and other receivables: amounts falling due after more than one year	–	–	–	68.3	68.3
Trade and other payables: amounts falling due within one year	–	–	–	(10,637.3)	(10,637.3)
Trade and other payables: amounts falling due after more than one year	–	–	–	(8.4)	(8.4)
Derivative assets	8.4	1.3	–	–	9.7
Derivative liabilities	(14.2)	(2.6)	–	–	(16.8)
Payments due to vendors (earnout agreements) (note 20)	–	(414.7)	–	–	(414.7)
Liabilities in respect of put options	–	(242.0)	–	–	(242.0)
	(5.8)	(338.4)	347.1	(6,048.5)	(6,045.6)

The Group is party to certain cash pooling arrangements with its banks and has offset cash and short-term deposits and bank overdrafts where a legally enforceable right to set off exists. At 31 December 2019, £6,832.8 million (2018: £6,214.2 million) had been offset.

The following table provides an analysis of financial instruments that are measured subsequent to initial recognition at fair value, grouped into levels 1 to 3 based on the degree to which the fair value is observable:

Level 1 fair value measurements are those derived from quoted prices (unadjusted) in active markets for identical assets or liabilities;

Level 2 fair value measurements are those derived from inputs other than quoted prices included within level 1 that are observable for the asset or liability, either directly (ie as prices) or indirectly (ie derived from prices);

Level 3 fair value measurements are those derived from valuation techniques that include inputs for the asset or liability that are not based on observable market data (unobservable inputs).

	Level 1 £m	Level 2 £m	Level 3 £m
2019
Derivatives in designated hedge relationships
Derivative assets	–	–	–
Derivative liabilities	–	(21.2)	–
Held at fair value through profit or loss
Other investments	–	–	255.7
Derivative assets	–	1.4	–
Derivative liabilities	–	(1.5)	–
Payments due to vendors (earnout agreements) (note 20)	–	–	(253.8)
Liabilities in respect of put options	–	–	(226.8)
Held at fair value through other comprehensive income
Other investments	42.2	–	200.4

	Level 1 £m	Level 2 £m	Level 3 £m
2018
Derivatives in designated hedge relationships
Derivative assets	–	8.4	–
Derivative liabilities	–	(14.2)	–
Held at fair value through profit or loss
Other investments	0.4	–	319.2
Derivative assets	–	1.3	–
Derivative liabilities	–	(2.6)	–
Payments due to vendors (earnout agreements) (note 20)	–	–	(414.7)
Liabilities in respect of put options	–	–	(242.0)
Held at fair value through other comprehensive income
Other investments	128.1	–	219.0

There have been no transfers between these levels in the years presented.

Reconciliation of level 3 fair value measurements
1
:

	Liabilities in respect of put options £m	Other investments £m
1 January 2018	(258.1)	820.3
Gains recognised in the income statement	34.5	61.1
Losses recognised in other comprehensive income	–	(140.6)
Exchange adjustments	1.1	–
Additions	(43.5)	35.0
Disposals	–	(237.3)
Cancellations	2.2	–
Reclassifications from other investments to interests in associates	–	(0.3)
Settlements	21.8	–
31 December 2018	(242.0)	538.2
(Losses)/gains recognised in the income statement	(19.4)	9.1
Losses recognised in other comprehensive income	–	(55.4)
Exchange adjustments	11.7	–
Additions	(38.6)	18.2
Disposals	–	(53.4)
Cancellations	9.7	–
Transfer to disposal group classified as held for sale	31.0	(0.6)
Settlements	20.8	–
31 December 2019	(226.8)	456.1

Note
1	The reconciliation of payments due to vendors (earnout agreements) is presented in note 20.

The fair values of financial assets and liabilities are based on quoted market prices where available. Where the market value is not available, the Group has estimated relevant fair values on the basis of publicly available information from outside sources. There have been no movements between level 3 and other levels.

Payments due to vendors and liabilities in respect of put options
Future anticipated payments due to vendors in respect of contingent consideration (earnout agreements) are recorded at fair value, which is the present value of the expected cash outflows of the obligations. Liabilities in respect of put option agreements are initially recorded at the present value of the redemption amount in accordance with IAS 32. After recognition, the liability is remeasured in accordance with IFRS 9 and is subject to the estimation of future performance of the business acquired. Changes in the estimation result in re-measurement of the liability through the income statement. Both types of obligations are dependent on the future financial performance of the entity and it is assumed that future profits are in line with Directors’ estimates. The Directors derive their estimates from internal business plans together with financial due diligence performed in connection with the acquisition. At 31 December 2019, the weighted average growth rate in estimating future financial performance was 19.5% (2018: 22.7%), which reflects the prevalence of recent acquisitions in the faster-growing markets and new media sectors. The risk adjusted discount rate applied to these obligations at 31 December 2019 was 1.4% (2018: 2.9%).

A one percentage point increase or decrease in the growth rate in estimated future financial performance would increase or decrease the combined liabilities due to earnout agreements and put options by approximately £4.6 million (2018: £6.8 million) and £7.7 million (2018: £10.4 million), respectively. A 0.5 percentage point increase or decrease in the risk adjusted discount rate would decrease or increase the combined liabilities by approximately £5.6 million (2018: £7.1 million) and £5.7 million (2018: £7.2 million), respectively. An increase in the liability would result in a loss in the revaluation of financial instruments, while a decrease would result in a gain.

Other investments
The fair value of other investments included in level 1 are based on quoted market prices. Other investments included in level 3 are unlisted securities, where market value is not readily available. The Group has estimated relevant fair values on the basis of publicly available information from outside sources using the most appropriate valuation technique, including all external funding rounds, revenue and EBITDA multiples, the share of fund net asset value and discounted cash flows. Certain investments are valued using revenue multiples. An increase or decrease in this multiple of one times revenue would result in an increase or decrease in the value of investments of £53.6 million, which would result in a credit or charge to the income statement of £3.3 million and equity of £50.3 million. The sensitivity to changes in unobservable inputs is specific to each individual investment.